Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES FIRST QUARTER 2024 FINANCIAL RESULTS

Paid down $40 million of debt in the first quarter and nearly $200 million since separation

Generated over $67 million in cash from operations in the first quarter

SAN JOSE, Calif. – May 6, 2024 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the first quarter ended March 31, 2024.

“The results of our first quarter demonstrate the strength of our business model and continued execution as we generated over $67 million in cash from operations,” said Paul E. Davis, chief executive officer of Adeia. “Our first quarter was very active as we closed deals with ten customers across a diverse mix of end markets and geographies. We further expanded our patent portfolios both through strategic acquisitions and R&D investments focused on emerging trends such as generative AI and the challenges of Moore’s Law facing the semiconductor industry. Additionally, we remain on-track to achieving our strategic objectives for the year as we made significant progress on key customer engagements in markets that will drive future growth, including in OTT, adjacent media markets, and in our semiconductor business.”

First Quarter Financial Highlights

•
Revenue was $83.4 million as compared to $86.9 million in the fourth quarter of 2023
•
GAAP diluted earnings per share (EPS) was $0.01 and non-GAAP diluted EPS was $0.25
•
GAAP net income was $0.9 million and adjusted EBITDA was $50.0 million
•
Cash flows from operations was $67.2 million
•
Paid down $40.1 million on our term loan

Business Highlights

•
Signed 10 agreements with a broad mix of customers in Pay-TV, OTT, semiconductor and consumer electronics in the United States, Europe, Japan and South Korea
•
Paramount, a leading multi-brand OTT provider, signed a multi-year renewal for access to our media portfolio
•
Altimedia, a user experience (UX) platform provider in South Korea, signed a multi-year renewal for access to our media portfolio
•
Magenta Telekom, a new Pay-TV customer in Austria, signed a long-term agreement for access to our media portfolio
•
Astound Broadband, a new Pay-TV and broadband customer in the United States, signed a long-term agreement for access to our media portfolio

Capital Allocation

During the quarter, the Company made $40.1 million in principal payments towards its term loan, bringing the outstanding balance to $561.1 million as of March 31, 2024.

On March 26, 2024, the Company distributed $5.4 million to stockholders of record on March 12, 2024, for a quarterly cash dividend of $0.05 per share of common stock.

On April 25, 2024, the Board of Directors declared a dividend of $0.05 per share of common stock, payable on June 18, 2024, to stockholders of record on May 28, 2024.

Financial Outlook

The Company reiterates its full year 2024 outlook as follows:

Category (in millions, except for tax rate)	2024 GAAP Outlook	2024 Non-GAAP Outlook
Revenue	$380.0 − 420.0	$380.0 − 420.0
Operating expenses(1)	$254.0 − 268.0	$150.0 − 160.0
Interest expense	$54.0 − 57.0	$54.0 − 57.0
Other income	$5.0 − 6.0	$5.0 − 6.0
Tax rate	15% − 30%	23%
Net income(2)	$65.4 − 70.7	$139.4 − 160.9
Adjusted EBITDA(2)	N/A	$232.5 − 262.5
Diluted shares outstanding	114.0 − 115.0	114.0 − 115.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its first quarter 2024 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, May 6, 2024. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q1 2024 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and future outbreaks or pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2024	March 31, 2023
Revenue	$83,405	$117,307
Operating expenses:
Research and development	13,925	13,011
Selling, general and administrative	24,029	22,862
Amortization expense	23,157	23,689
Litigation expense	2,930	2,622
Total operating expenses	64,041	62,184
Operating income	19,364	55,123
Interest expense	(14,175)	(15,938)
Other income and expense, net	1,400	1,620
Income before income taxes	6,589	40,805
Provision for income taxes	5,690	11,784
Net income	$899	$29,021
Net income per share:
Basic	$0.01	$0.27
Diluted	$0.01	$0.26
Weighted average number of shares used in per share calculations:
Basic	107,765	105,585
Diluted	112,977	113,447

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$58,024	$54,560
Marketable securities	30,963	29,012
Accounts receivable, net	26,842	39,651
Unbilled contracts receivable	82,267	74,919
Other current assets	8,025	7,700
Total current assets	206,121	205,842
Long-term unbilled contracts receivable	65,100	73,843
Property and equipment, net	6,784	6,971
Operating lease right-of-use assets	9,425	9,484
Intangible assets, net	330,991	347,172
Goodwill	313,660	313,660
Long-term income tax receivable	116,359	120,338
Other long-term assets	30,900	28,246
Total assets	$1,079,340	$1,105,556
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$4,855	$9,623
Accrued liabilities	13,842	19,138
Current portion of long-term debt, net	36,926	66,145
Deferred revenue	36,981	7,132
Total current liabilities	92,604	102,038
Deferred revenue, less current portion	16,535	17,672
Long-term debt, net	509,406	519,550
Noncurrent operating lease liabilities	9,693	9,730
Long-term income tax payable	82,167	81,834
Other long-term liabilities	18,984	18,110
Total liabilities	729,389	748,934
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	122	121
Additional paid-in capital	635,552	635,331
Treasury stock at cost	(230,226)	(222,497)
Accumulated other comprehensive loss	(71)	(8)
Accumulated deficit	(55,426)	(56,325)
Total stockholders’ equity	349,951	356,622
Total liabilities and equity	$1,079,340	$1,105,556

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2024	March 31, 2023
Cash flows from operating activities:
Net income	$899	$29,021
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	520	384
Amortization of intangible assets	23,157	23,689
Stock-based compensation expense	5,145	3,640
Deferred income tax	(3,048)	2,373
Amortization of debt issuance costs	762	1,170
Other	(298)	600
Changes in operating assets and liabilities:
Accounts receivable	12,812	20,951
Unbilled contracts receivable	1,395	(27,612)
Other assets	4,107	4,592
Accounts payable	(2,808)	(4,468)
Accrued and other liabilities	(4,126)	(1,821)
Deferred revenue	28,712	10,833
Net cash from operating activities	67,229	63,352
Cash flows from investing activities:
Purchases of property and equipment	(793)	(390)
Purchases of intangible assets	(8,476)	—
Purchases of short-term investments	(11,169)	—
Proceeds from maturities of investments	9,450	—
Net cash from investing activities	(10,988)	(390)
Cash flows from financing activities:
Dividends paid	(5,420)	(5,314)
Repayment of debt	(40,125)	(83,625)
Proceeds from employee stock purchase program and exercise of stock options	497	411
Repurchases of common stock for tax withholdings on equity awards	(7,729)	(6,560)
Net cash from financing activities	(52,777)	(95,088)
Net increase (decrease) in cash and cash equivalents	3,464	(32,126)
Cash and cash equivalents at beginning of period	54,560	114,555
Cash and cash equivalents at end of period	$58,024	$82,429

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended
	March 31, 2024	March 31, 2023
GAAP net income	$899	$29,021

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	809	594
Selling, general and administrative	4,336	3,046
Amortization expense	23,157	23,689
Separation and other related costs recorded in selling, general and administrative (1)	1,824	3,002
Total operating expenses adjustments	30,126	30,331
Other income and expense, net	—	(302)
Non-GAAP tax adjustment (2)	(2,754)	(4,508)
Non-GAAP net income	$28,271	$54,542

Diluted income per share
	Three Months Ended
	March 31, 2024	March 31, 2023
GAAP diluted income per share	$0.01	$0.26

Adjustments to GAAP diluted income per share:
Stock-based compensation expense:
Research and development	0.01	0.00
Selling, general and administrative	0.04	0.03
Amortization expense	0.20	0.21
Separation and other related costs recorded in selling, general and administrative (1)	0.01	0.02
Total operating expenses adjustments	0.26	0.26
Other income and expense, net	0.00	0.00
Non-GAAP tax adjustment (2)	(0.02)	(0.04)
Non-GAAP diluted income per share	$0.25	$0.48

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including fees for financial advisory and other professional services, and expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2024	March 31, 2023
GAAP net income	$899	$29,021

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	809	594
Selling, general and administrative	4,336	3,046
Separation and other related costs recorded in selling, general and administrative (1)	1,824	3,002
Amortization expense	23,157	23,689
Depreciation expense	520	384
Interest expense	14,175	15,938
Other income and expense, net	(1,400)	(1,620)
Provision for income taxes	5,690	11,784
Adjusted EBITDA	$50,010	$85,838

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP operating expenses	$254.0	$268.0
Amortization expense	72.0	72.0
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP adjustments	104.0	108.0
Non-GAAP operating expenses	$150.0	$160.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP net income	$65.4	$70.7
Amortization expense	72.0	72.0
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP operating expenses	104.0	108.0
Non-GAAP tax adjustment	(30.0)	(17.8)
Non-GAAP net income	$139.4	$160.9

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP net income	$65.4	$70.7
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Amortization expense	72.0	72.0
Depreciation expense	2.5	2.5
Interest expense	54.0	57.0
Other income	(5.0)	(6.0)
Income tax expense	11.6	30.3
Total of non-GAAP adjustments	167.1	191.8
Adjusted EBITDA	$232.5	$262.5

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.